December 7, 2023 Powering and transforming financial markets EXHIBIT 99.2

2 Forward-Looking Statements The Broadridge Investor Day 2023 presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2024 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2023 (the “2023 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2023 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

3 Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the 2023 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Notes on Presentation Amounts presented in this presentation may not sum due to rounding. All FY’23 Recurring revenue dollar amounts shown in this presentation are GAAP, and FY’23 Recurring revenue growth percentages are shown as constant currency (Non-GAAP). Recurring revenue growth percentages for FY’14 through FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for each respective year. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

4 Today’s Agenda TOPIC PRESENTERS Powering and transforming financial markets Tim Gokey, Chief Executive Officer Driving democratization and digitization Doug DeSchutter, Mike Tae, Co-Presidents, ICS Simplifying and innovating trading Vijay Mayadas, President, Capital Markets Modernizing wealth management Tom Carey, President, GTO Driving growth with next-generation technology Tyler Derr, Chief Technology Officer Extending and deepening our client franchise Dipti Kachru, Chief Marketing Officer Chris Perry, President, Head of Global Sales A financial model powering sustainable long-term growth with high returns Edmund Reese, Chief Financial Officer

Presented by December 7, 2023 Powering and transforming financial markets Tim Gokey Chief Executive Officer

6 Broadridge is powering and transforming financial markets We have a unique position in a large and growing market… With a clear strategy to capture the opportunity across our three franchises… Driving attractive long- term returns with top- quartile TSR

7 We have a unique network and business model… Regulatory Bodies & Trade Associations Broker-dealers & Wealth Managers Investors Public Companies & Funds 10,000+ Corporate issuers 1,000+ Banks and broker-dealers 30,000+ Mutual funds and ETFs 200,000+ Financial advisors 150,000+ Institutional shareholders 200M+ Retail shareholder accounts

8 Powering a scale business at the intersection of financial services Wealth Managers 30,000+ Mutual funds and ETFs 120,000+ Institutional shareholders 170M+ Retail shareholder accounts Capital Markets Firms Asset Managers Corporate Issuers • 14 of 15 largest U.S. wealth providers • 30% U.S. advisors for front office applications • ~800M U.S. equity positions • 120M accounts on trade processing platform • $10T in daily fixed income and equity trade volume • 20 of 24 U.S. fixed income primary dealers • 7 of 10 largest global investment banks equity trades processed • ~$1.5 trillion in assets managed on BR IM platforms • 2 Billion regulatory fund communications processed annually • ~$630B retirement and other assets under administration • 7 Billion regulatory and customer communications processed annually • >10,000 public companies served • 2,400 virtual shareholder meetings annually

9 We serve a $60B+ vended market… FY'20 FY'23 +30% Source: McKinsey & Co. Vended Addressable Market Growth $46B $60B Governance Capital Markets $25B $24B FY’23 Vended Addressable Market Wealth & IM $12B 100% = $60B

10 With significant additional opportunity… BR Vended 27% 73% $225B Total Addressable Market Total Vended 5-6% 7-9% Annual Growth Rate Source: McKinsey & Co.

11 Resulting in a long track record of growth and shareholder value $2.6 $2.7 $2.9 $4.1 $4.3 $4.4 $4.5 $5.0 $5.7 $6.1 $2.25 $2.47 $2.73 $3.13 $4.19 $4.66 $5.03 $5.66 $6.46 $7.01 FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 Adjusted EPS Total Revenue ($B) 10% Recurring Revenue CAGR 14% Adjusted EPS CAGR (Non-GAAP) 22% Annualized TSR Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142. TSR source: FactSet DILUTED EPS (GAAP) $2.12 $2.32 $2.53 $2.70 $3.56 $4.06 $3.95 $4.65 $4.55 $5.30

12 Our growth is underpinned by secular demand drivers Digitization of communications Acceleration of trading Democratization of investing Data and artificial intelligence Regulation Governance Capital Markets Wealth & IM

13 We have aligned our business around these long-term drivers Extend Governance ▪ Scaled to enable doubling of equity and fund positions ▪ Crossed $100M threshold in digital revenues ▪ Expanded data & analytics with European fund data, board reporting ▪ Extended our capabilities across the entire trade lifecycle with BTCS ▪ Grew post-trade platforms globally ▪ Innovated to create leading position in Distributed Ledger Repo ▪ Delivered on next-gen wealth management platform ▪ Strengthened our capabilities serving Canadian wealth managers ▪ Added front-office capabilities with targeted tuck-in M&A ▪ Grew international revenues 5X to $434M from FY2013-23 ▪ Doubled our international revenue, relationships, and footprint with BTCS ▪ Grew European governance capabilities with Shareholder Rights Directive II Grow Capital Markets Build Wealth Expand International

14 We are driving democratization and digitization in governance… Funds Asset Managers Public Companies Broker-Dealers FY’23 Recurring revenue: $2.5B FY’18-23 Avg. annual growth: 9% Governance Growth Opportunities ✓ Drive democratization in regulatory communications ✓ Digitize communications ✓ Leverage data for asset management ✓ Simplify corporate governance Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

15 Simplifying trading in capital markets… FY’23 Recurring revenue: $965M FY’18-23 Avg. annual growth: 14% Capital Markets Growth Opportunities ✓ Optimize trading and connectivity ✓ Simplify post-trade ✓ Deliver transformation and innovation Front-office Back-office Middle-office Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

16 …and modernizing wealth management Broadridge Enterprise Integration Services Broadridge Post-Trade Components and Services Broadridge Advisor Workstation Wealth Advisor Component Solutions Client Apps Partner Apps FY’23 Recurring revenue: $560M FY’18-23 Avg. annual growth: 10% Wealth & Investment Management Growth Opportunities ✓ Execute go-to market plan across multiple channels ✓ Enhance and integrate component solutions ✓ Deliver selective transformation opportunities Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

17 Our franchises are underpinned by world class clients, technology, and culture Clients Engaged AssociatesNext-Gen Technology

18 Our talented and engaged associates and client-focused culture drive real business impact Associate Engagement “Broadridge is a Great Place to Work” 73% 83% FY'20 FY'23

19 Our strong capital stewardship contributes to top-quartile shareholder returns M&A Internal Investment Dividend Share repurchase Maintain investment grade Drive ~100% FCF conversion, monetize recent investments, return ROIC to mid-high teens Capital Allocation Priorities ✓ Fund high return internal investments ✓ Grow dividend in line with earnings ✓ Pursue attractive, tuck-in M&A ✓ Return excess cash through share buybacks

20 We have a strong and experienced management team Today’s speakers Doug DeSchutter Co-President, ICS Mike Tae Co-President, ICS Vijay Mayadas President, Capital Markets Tom Carey President, GTO Chris Perry President, Head of Global Sales Dipti Kachru Chief Marketing Officer Tyler Derr Chief Technology Officer Edmund Reese Chief Financial Officer Tim Gokey Chief Executive Officer

21 Broadridge is better positioned than ever to drive sustainable long-term growth We have a unique position in a large and growing market… With a clear strategy to capture the opportunity across our three franchises… Driving attractive long- term returns with top- quartile TSR

Co-Presented by December 7, 2023 Driving democratization and digitization in Governance Michael Tae Co-President, Investor Communication Solutions Doug DeSchutter Co-President, Investor Communication Solutions

23 Driving democratization and digitization in Governance Enable democratization via next-gen Regulatory Deliver Data-Driven Fund Solutions Simplify governance for Issuers Transform omni-channel Customer Communications GOVERNANCE NETWORK

24 We continue to extend our strong and growing Governance franchise FY19 FY20 FY21 FY22 FY23 $25B Addressable market 9% Avg. annual growth $2.5B Recurring revenue Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

25 We have a unique network and business model… Regulatory Bodies & Trade Associations Broker-dealers & Wealth Managers Investors Public Companies & Funds 10,000+ Corporate issuers 1,000+ Banks and broker-dealers 30,000+ Mutual funds and ETFs 200,000+ Financial advisors 150,000+ Institutional shareholders 200M+ Retail shareholder accounts

26 …with a large global market opportunity ~100 Markets 9.1T+ Shares 58k Public companies 400M+ Investors 137k Funds

27 Our client promise: a safer, smarter, and more efficient experience Top cybersecurity standards Certified quality Trusted compliance network Safer Investor visibility Proprietary intelligent suppression Data & AI-powered insights Smarter Digital first Operational resiliency Scale efficiencies More Efficient Solving the Industry’s Critical Communication Challenges

28 Our client-first culture of innovation is consistently recognized 2023 SIFMA’s Excellence in Operations Award 2023 IDC FinTech Rankings Top 100 2023 Leader in Everest Group’s Product PEAK Matrix® Assessment 2023 Leader in Aspire CCM to CXM Leaderboard 2023-24 Document Strategy Hot Companies 2023 Global Custodian Leaders in Custody Awards 2023 Goodacre’s Systems in The City Awards 2022 WEALTHTECH 100 – for innovation in wealth management 2023 Asset Servicing Times Award 2022 Wealthmanagement.com Award

29 Enable democratization via next-gen Regulatory $1.1B Recurring revenue 12% Avg. annual growth FY19 FY20 FY21 FY22 FY23 Constant need for innovative compliance solutions Continued equity, mutual fund, and ETF position growth Growth Drivers Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

30 Democratization of investing is driving position growth FY'13 FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 10-Year Average Growth Note: Position growth indexed to 100 in 2013. Reflects position growth processed in the same time period of both years. 11% 9% Blended Average Equity Positions Mutual Fund & ETF Positions 8%

31 Sustainable fundamentals underscore consistent position growth Position Growth (~9%) More Positions per Investor (5-7%) More Investors (2-4%) Investing Population Growth Market Participation Growth Population growth brings new investors An increasing portion of the population invests Demographics Industry Competition & Innovation 10-Yr Blended Average More Accounts per Investor Positions per Account Growth Investors are opening more accounts Investors steadily add more products to their accounts

32 242M 262M 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 49% 59% More investors contribute to position growth U.S. Adult Population U.S. Families Holding Stock Sources: Survey of Consumer Finances, Board of Governors of the Federal Reserve Board and U.S. Census encompassing 2013-2022 time period. 2023 data is a Broadridge estimate.

33 ⏹ Average positions for mutual funds and ETFs ⏹ Average positions for equities More positions per investor drives growth across all generations 4.3 4.5 1.1 3.25.3 7.7 0 2 4 6 8 10 12 14 16 18 20 2018 2022 6.2 6.7 2.7 6.08.9 12.6 0 2 4 6 8 10 12 14 16 18 20 2018 2022 8.2 9.2 4.4 8.512.6 17.8 0 2 4 6 8 10 12 14 16 18 20 2018 2022 30-year-olds 10% CAGR 45-year-olds 9% CAGR 60-year-olds 9% CAGR Source: U.S. Investor Study, Broadridge, 2023

34 We continue to help clients navigate constant regulatory change… 304 SEC Final Rules, Since 2010 22 Average Per Year 2 7 11 12 21 10 4 4 5 10 2 7 11 5 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 111 UK and European Directives, Since 2010 8 Average Per Year Notes: UK 2022 directives include Consumer Duty which has numerous pieces of regulation. European directives for 2018 includes MIFID which contains numerous pieces of regulation. European directives do not include local reporting requirements. Sources: FCA.org.uk and eiopa.Europa.eu. SEC Final Rules UK and European Directives 28 36 21 19 14 16 20 13 28 21 39 9 17 23 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

…creating a consistent market for innovative compliance solutions

2000 – 2010	2011 – 2015	2016 – 2019	2020 – 2023	2023 +
Notice and Access Rule	Patented Inline Summary Prospectus	Retail investor proxy voting app	SRD II Solutions	Pass Through Voting
Virtual Shareholder Meeting	ProspectusView	Mobile API	Interim Notice and Access (SEC Rule 30e-3)	Tailored Shareholder Reports
Mobile Device (Access and Voting)	Investor/Advisor Mailbox	Holistic Operations Dashboard (ICS Portal)	End to End Vote Confirmation	End-to-end fund disclosure solutions
SEC Rule 22-c	End-to-End Vote Confirmation	Blockchain proxy pilot	Streamlined fund reports	Universal Proxy
	SEC Rule 15c	EU Assessment of Value	Communications Cloud	Issuer Shareholder Disclosure Hub
			Decision Optimizer for RegBI and PTE 2020-02	Wealth InFocus
			Class Actions Client Portal	NPX Disclosure Reporting
				Corporate Actions Election Portal
				Proxy Statement Pay vs Performance

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36 Success in Regulatory allows us to extend our Governance franchise $0.7B $0.2B $0.4B $1.1B FY'19 FY'20 FY'21 FY'22 FY'23 $2.5B ICS Recurring Revenue Avg. annual growth 9% 12% Regulatory Data-Driven Fund Solutions Issuer Customer Communications 10% 16% 03% Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

37 Deliver Data-Driven Fund Solutions $404M Recurring revenue 10% Avg. annual growth Retirement Technology and Analytics Global Distribution Insights FY19 FY20 FY21 FY22 FY23 Growth Drivers Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

38 Robust data $100T+ in AUM tracked and analyzed across retail, institutional and private markets High domain expertise Human powered solutions to augment powerful data and analytics Actionable analytics platform Integrated platform to analyze competitive, operational, and regulatory data for smart decision making AI-powered insights Machine learning, neural networks, and generative AI to identify data patterns, gain insights, and predict asset flows Global Distribution Insights are empowering asset managers to grow revenue globally while mutualizing distribution costs

Retirement Technology and Analytics support the industry's largest retirement needs

Powering scalable platforms

TRADING AND PROCESSING

Trading platform and trust and custody solutions to manage all plan assets in one place

~$630B AUA in Custody and Trading

Improving participant engagement

MARKETING COMMUNICATIONS

Personalized multi-channel communications for plan participants

55% of US retirement plan participants reached

Enabling prudent fiduciary standards

ADVISOR SOLUTIONS

Education, designations, software, and data & analytics to prospect and serve clients

30k+ Advisors using Fi360 Fiduciary Software Solutions

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40 Simplify governance for Issuers $243M Recurring revenue 16% Avg. annual growth Regulatory composition and disclosure Data and analytics capabilities FY19 FY20 FY21 FY22 FY23 Growth Drivers Omni-channel engagement tools Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

41 We help issuers navigate the complexity of reaching shareholders Aggregate Complexity Annual shareholder meeting and proxy disclosures Ongoing regulatory reporting (e.g., 10K, 10Q) Other event-driven disclosures (M&A, capital raise) Special shareholder meetings and related disclosures New regulation requiring increased disclosures Incremental technology requirements (e.g., XBRL tagging) Compliance Obligations

42 Data and Insights to bring transparency to shareholder base, including demographic, voting patterns, and composition information Identifying and analyzing Composition solutions to create effective investor communications and enhance the marketing + regulatory experience Composing and customizing Omni-channel solutions that leverage cutting edge technology to communicate with investors according to their preferences Communicating and engaging Broadridge streamlines the communication process

43 The result: many of the largest and most well-known US public companies choose Broadridge 3,100+ Public company clients 343 S&P 500 clients 85 S&P 100 clients

44 Transform omni-channel Customer Communications $673M Recurring revenue 3% Avg. annual growth Growth Drivers Large omni-channel outsourcing opportunities Demand for next-gen digital solutionsFY19 FY20 FY21 FY22 FY23 Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

45 We continue to execute on the three primary goals shared at previous Investor Days Larger long-term opportunity Digital Network Leveraging print to expand and transform digital relationships Exceeded $100M in high-growth digital revenue Compelling near-term financial benefits Achieve Synergies Achieved 2x planned synergies from DST acquisition Drove double-digit earnings growth Attractive mid-term expansion opportunity Print Consolidation Point Launched the Broadridge Communications Cloud Recognized as a leader in omni-channel communications

46 We are continuing our focus on key investments… OMNI-CHANNEL CUSTOMER EXPERIENCE FLEXIBLE MODULES AND OPEN APIS Omni-Channel Composition Identity & Preference Management Information & Journey Management Omni-Channel Delivery Analytics & Reporting Broadridge Communications Cloud℠ A modern communications network to accelerate the “print-to-digital” transition InFocus platform Information management Cloud Forms automation Reporting and analytics Bi-directional communications Personalized microsites Data-driven personalization Key Investments

47 …delivering better experiences and economics for our clients Tailored Shareholder Reports Wealth Statements Proxy Voting

Video InFocus Platform

49 Our innovation is recognized by the industry Everest Group Digital Experience Platforms (DXP) in Asset and Wealth Management (AWM) Products PEAK Matrix® Assessment 20231

50 Fee Revenue Better economics for clients Higher customer engagement rates Broadridge strategic alignment Next-gen experiences deliver strong business outcomes 3x Click-throughs 10x Account information views Paper and Postage Processing Processing Saves Billions in communications costs Print Digital Distribution Revenue Profit Fee Revenue Drives Greater profit potential Print Digital Profit

51 Driving democratization and digitization in Governance Enable democratization via next-gen Regulatory Deliver Data-Driven Fund Solutions Simplify governance for Issuers Transform omni-channel Customer Communications ✓ Our strategy is working ✓ The ICS network is our greatest asset ✓ Four healthy and growing businesses

December 7, 2023 Capital Markets Simplifying and innovating trading Vijay Mayadas President, Capital Markets Presented by

53 Simplifying and innovating across a complex ecosystem We deliver simplification, transformation and innovation across the trade lifecycle We do this through global, scalable SaaS platforms that support the largest capital markets firms We are a market leader in capital markets technology solutions Our strong market position, large addressable market and ability to deliver complex transformation creates a long-term growth opportunity

54 Broadridge is a leading capital markets technology provider $24B Addressable market $965M Recurring revenue 14% Avg. annual growth FY19 FY20 FY21 FY22 FY23 Note: Growth in constant currency. Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

55 Best Sell-Side Outsourcing Provider 2016-23 Best Distributed-Ledger Technology 2023 Best in AI 2023 Best OMS 2021-22 Best Equity E/OMS 2023 Best Use of AI in Investment/Trading 2023 Best Reconciliation Platform 2023 Best Outsourcing Provider 2020-2022 Best Distributed Ledger Solution 2021-23 We deliver global simplification, transformation and innovation across the trade lifecycle through scalable SaaS platforms 2,200 buy and sell-side firms connected by our global FIX network 7 of 10 largest global investment banks process equities 120+ markets served globally $10T in equity and fixed income trades processed per day 20 of 24 U.S. primary dealers use our institutional fixed income platform Client Innovation with Scalable, Resilient Technology Industry Recognition $1T+ in transaction volume per month on our DLR platform 80+ self-clearing U.S. broker-dealers use our platform

56 $56B $24B vended addressable market + $32B in-house Ops & Tech spend 67% of Capital Market firms plan to replace or significantly upgrade one or more critical systems Costs and complexity are driving firms to search for ways to simplify the trade lifecycle Firms are looking to consolidate trading platforms across workflows, asset classes and regions Firms are hesitant to invest in full platform replacements and seek a component approach Regulatory change, including T+1 accelerated settlement is putting additional pressure on operations We are well positioned to grow in a large market Source: Celent, 2023

57 Broadridge technology powers the entire trade lifecycle Initiate order Buy-side Sell-side Middle-office Lifecycle Events • Trade Confirmation • Allocation of Trade to Sub-accounts • Trade Validation Middle-office Matching and Allocation Market Participants Back-office Lifecycle Events • Trade Clearing and Settlement • Trade Booking • Confirmations and Statements Sent • Ongoing Asset Servicing Back-office Clearing, Settlement, Finance and AccountingMarket Participants Front-office Trading and Execution Front-office Lifecycle Events • Order Capture and Trade Matching • Order Routing to Exchange or OTC Party • Trade Execution • Notice of Execution Market Participants

58 Driving simplification and innovation across the trade lifecycle from trading to post-trade Optimizing trading and connectivity We optimize front-office trading and execution through our standard platform across both principal and agency markets Simplifying post-trade We enable sell-side clients with global, real-time, multi-asset solutions that are now integrated front-to-back Delivering transformation and innovation We are driving innovation in fixed income, through our Distributed Ledger Repo platform and the application of powerful AI technologies

59 Optimizing and simplifying trading and connectivity in the front-office State-of-the-art platform Advanced trade order management Mission-critical, multi-asset, multi-market FIX network Delivering sophisticated automation and intelligent data flows Broad client connectivity, trade order routing and post-trade matching solutions linking 2,200 global buy and sell-side firms Automated trading and market making, middle office and market interfaces for global sell-side firms Expanding asset class coverage Including cleared derivatives Strengthening geographic capabilities Americas, Europe and APAC

60 Advanced technology that enables rapid component delivery Driving simplification in post-trade Industry Leading Solutions Equities | Fixed Income | Exchange Traded Derivatives | MBS | FX | Digital Assets Modern Technology Components Unified User Experience API Framework Enterprise Messaging Enterprise Data Model Next-Gen Global Post-Trade Capabilities Trade Capture and Management Collateral & Inventory Management Trade Booking & Allocation P&L and Calculation Services Asset Servicing & Corp. Actions Risk Management Position Management Trade Balancing Clearing & Settlement Cash Management Tax Finance & Accounting Margin Management Proven track record delivering complex, global transformation Industry leading solutions to support accelerated settlement cycles and incorporating AI and DLT

61 Enable better trading decisions and client insights by sharing post-trade data with front-office applications Increase Straight Through Processing (STP) and efficiency by reducing reconciliations and trade breaks Streamline post-trade operations with normalized data and integrated trade and transaction reporting Unlock sales opportunities as clients are seeking to converge operational capabilities onto a single platform Our integrated, front-to-back solutions enable clients to streamline processing across the trade lifecycle

Leading innovations in technologies that will profoundly shape capital markets

Distributed Ledger Repo provides a single platform where participants can execute and manage all repo transactions

BondGPTSM allows clients to research bonds using natural language, powering smart, efficient trading

AI and Large Language Model technology are at the core of our next-generation capabilities

SOCIETE GENERALE


Single Source of Truth
Simultaneous Settlements
Synchronized Workflow
Full Trade Workflow
Enhanced data transparency
Increased liquidity
Reduced operational risk
Streamlined, efficient trading

HSBC

UBS

BondGPT incorporates Generative AI technology empowering users to trade smarter

User Experience	Reasoning	Data Retrieval	Memory & Insights	Compliance
Web App LTX platform, API	OpenAI	Databases, APIs and Calculated Values	OpenAI	

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Video Capital Markets Innovation

64 Broadridge’s market position is strong FRONT-TO-BACK DEPTH OF SOLUTIONS A ss et C la ss es , G eo gr ap h ie s B R E A D T H O F C O V E R A G E We differentiate through front-to-back integration across geographies and asset classes In-house builds by large firms, traditionally our main competitor, are being reconsidered Our product investment, scalability and a proven track record of client service give us an advantage in the marketplace

65 Marquee Clients and Recent Wins Our relationship with clients as a trusted, resilient partner is a key driver of sustainable growth Deepening client relationships Expanding wallet share front-to-back Favorable market trends

66 Simplifying and innovating across a complex ecosystem We deliver simplification, transformation and innovation across the trade lifecycle We do this through global, scalable SaaS platforms that support the largest capital markets firms We are a market leader in capital markets technology solutions Our strong market position, large addressable market and ability to deliver complex transformation creates a long-term growth opportunity

Presented by December 7, 2023 Modernizing wealth management Tom Carey President, GTO

68 Modernizing wealth management Our component based wealth platform powers clients’ growth We personalize investor experiences, optimize advisor productivity, and digitize operations Broadridge is a leading North American Wealth Fintech provider Our unique offering drives our go-to-market approach

69 We are building a leading North American wealth management technology franchise $12B Addressable market 10% Avg. annual growth $560M Recurring revenue FY19 FY20 FY21 FY22 FY23 Note: Growth in constant currency. Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

70 Leading wealth Fintech with established market presence Industry Recognition Top 14 of 15 largest U.S. wealth providers use Broadridge components 120M+ accounts serviced via Broadridge’s platforms $15T+ in assets custodied on Broadridge’s platforms 37 of 100 of Barron’s Top 100 advisors use Broadridge

71 Wealth management is a dynamic and growing market Market conditions are evolving and forcing advisors to adapt Demographic shifts are changing the nature of wealth management services Regulatory demands and increasing margin pressure are causing firms to transform Accelerated demand for digital solutions across all market segments Source: Cerulli US Retail Investor Products and Platform Report (2023) Broadridge is well positioned to support firms as they seek to personalize service, attract and retain advisors, comply with regulations, and transform their technology 2012 2022 $56T $21T U.S. Wealth Assets Under Management

72 Component based ecosystem with open architecture that redefines wealth management technology Flexible, scalable platform designed to help firms drive innovation and perform more efficiently Delivers digital, modernized advisor capabilities with easy integration through published APIs Integrated technology that streamlines operations, provides single view, and connects front to back-office Broadridge Enterprise Integration Services Broadridge Post-Trade Components and Services Broadridge Advisor Workstation Wealth Advisor Component Solutions Client Apps Partner Apps We are live with the industry’s next-generation front-to-back technology, creating a transformational wealth experience

Video Wealth Platform

74 Personalizing the investor experience Helping advisors deepen relationships – and grow their business Streamlines investor experience with our integrated components Delivers personalized communications and content Broad suite of component solutions power the experience Statements Online Self-Service Investor Experiences Performance Analytics Client Data & Insights Digital Marketing Suitability Client Onboarding Tax Reporting Funding & Money Movement Select Components

75 Optimizing advisor productivity Delivering growth and giving advisors higher connectivity to clients Advisor Websites Client Communications Advisor Workstation Securities Based Lending Advisor Compensation Data Aggregation Trading & Order Management Cash & Liability Management Fiduciary Toolkits Client Data & Insights Select Components Single pane view boosts advisor efficiency and capabilities Enables integration of Broadridge, client, and 3rd party apps Deepens client relationships through personalization

76 Digitizing operations Compliance & Surveillance Alternative Investments Clearance & Settlement Tax Services Account Transfers Cash Management Regulatory Reporting Asset Servicing Margin & Collateral Management Administration & Recordkeeping Select Components Integrated technology that streamlines operations Connects front-to-back- office capabilities to drive efficiency Our latest operations workflows and AI increases productivity Strong backbone of high value back-office capabilities

77 B R E A D T H O F O F F E R IN G BREADTH OF SERVICE Fintechs Front Office Back Office Broadridge’s market position is strong Strength in position from our deep capabilities Leading front- to back- office solutions for North America Deep domain expertise with proven delivery and innovation capabilities Broad ability to drive client efficiencies and transformations

78 Our Wealth Platform unlocks value across wealth segments WEALTH MANAGEMENT SEGMENTS $8B Full-service brokerages $3B Independents and RIAs $1B Private banks BROADRIDGE WEALTH PLATFORM

79 Marquee Clients And Recent Wins Strong focus on go-to-market and distribution Industry Event Marketing Client Early-Access to Solutions Partnership Distribution Tailored Client Engagement Year-on-Year Pipeline Acceleration Accelerating Client Engagement

80 Modernizing wealth management Our component based wealth platform powers clients’ growth We personalize investor experiences, optimize advisor productivity, and digitize operations Broadridge is a leading North American Wealth Fintech provider Our unique offering drives our go-to-market approach

December 7, 2023 Driving growth with next-generation technology Tyler Derr Chief Technology Officer Presented by

82 We are driving growth with next-generation technology Broadridge is a Fintech leader playing a crucial role in powering financial services We are putting the tech into Fintech with a four-pillar technology strategy We are helping our clients evolve and transform their business models

83 Broadridge is a scaled Fintech leader serving the industry with modern technology and global domain expertise Critical for the industry Leading scale and technology Innovating for clients 28 of 29 G-SIBs1 use at least one Broadridge service $10T of fixed income and equity trades processed per day 7B+ communications processed and delivered annually 150+ patents and pending applications worldwide 140+ services in production residing on our enterprise services platform 4 generative AI-enabled products commercially available 6,000+ technology associates across 17 countries Global data center operations aligned with client and industry standards 150+ critical products/services engineered for the public cloud 1. 2023 FSB report identifying 29 Global Systemically Important Banks (G-SIBs)

84 Leading in data security Gaining compounding benefits from our position at the center of the highly regulated financial services industry Building architecture of the future Investing in a scalable platform that uses next-generation architecture Unlocking the power of data Leveraging our vast industry connectivity to accelerate growth and drive innovation Harnessing artificial intelligence Commercializing AI-enabled capabilities for our clients and using AI to improve the productivity of our associates We are putting the Tech into Fintech

85 We stay at the vanguard of security by constantly learning from clients and regulators We gain compounding benefits by sitting at the center of a highly regulated industry Exceed security expectations of clients Anticipate and adapt to new regulations Certify our security and resiliency as world-class 200+ security-centric client interactions in the past year Driving SecOps at scale to deliver proactive security Engaging regulators globally to enhance best practices LEADING IN DATA SECURITY

86 We are investing in a modern architecture that is cloud-first, data-centric, and services-based Flexible to deploy and integrate Cost efficient Scalable with clients Highly secure Cloud-first technology platforms Agile microservices Unified UI framework Optimized central data architecture + + + = Our Next-Generation Architecture BUILDING ARCHITECTURE OF THE FUTURE

87 BRx Harmonized Data Model We are unlocking data to inform decisions, accelerate innovation, and build competitive differentiation Real Time Processing* Advisors Brokers Issuers Investors Funds Institutions Broadridge Data Hub Unified Data Infrastructure Exchanges Regulators Liquidity Providers Market Participants UNLOCKING THE POWER OF DATA *Ability to process entire daily market volume in 1 hour

88 We are harnessing artificial intelligence as an enabler for growth and efficiency Improving productivity and efficiency throughout the enterprise Protecting client and IP at every step for Broadridge and our clients Commercializing innovative, AI-enabled capabilities for our clients Enhancing the power of our solutions using data connectivity and LLMs HARNESSING ARTIFICIAL INTELLIGENCE

89 Wealth InFocus: transforming investor communications For Cetera’s investors… 78% said Wealth InFocus provides a better digital experience 88% would like to receive Wealth InFocus communications going forward “ Wealth InFocus is a cutting-edge communications experience that is already improving client engagement, enhancing investor connections with advisors, and driving digital transformation.” Tom Gooley, COO of Cetera

90 OpsGPT: supercharging operations productivity OpsGPT® is a foundational AI-enabled capability trained on curated and harmonized data from our global post-trade systems. It will augment operations teams by providing real- time insights and recommended actions using natural language. Real-time visibility into resolution actions and recommended owner Trade inherent risk ratings leading to better risk frameworks Real-time recommendations for failure/exception item prioritization resulting in increased efficiency

91 Creating lasting value for our clients, the financial services industry, and Broadridge We are driving growth with next-generation technology Broadridge is a Fintech leader playing a crucial role in powering financial services We are putting the tech into Fintech with a four-pillar technology strategy We are helping our clients evolve and transform their business models

December 7, 2023 Extending and deepening our client franchise Chris Perry President Head of Global Sales Co-presented by Dipti Kachru Global Chief Marketing Officer

93 Broadridge is extending and deepening our client franchise Attractive, established, and diversified client relationships across the globe Differentiated value proposition powered by our trusted brand, deep domain expertise, and proven capabilities Immense growth opportunity across segments and in global markets

94 Our expansive, established, and diversified client relationships are a key driver of our growth ATTRACTIVE AND ESTABLISHED CLIENT BASE Relative size of Broadridge relationship by location Broadridge has long- standing relationships with many global and regional firms that make up the $60B vended addressable market opportunity

95 We have proven relationships with the most influential global financial firms across the breadth of our services Top 10 Wealth Firms Top 10 Global Asset Managers Top 9/10 Custody Banks Top 6 Canadian Banks Top 10 Global Corporate Investment Banks

96 As our capabilities have expanded, so has our success in engaging and serving various functions across our clients’ organizations A shift from vendor to trusted and valued partner Building off our primary relationship with operations executives, we are now actively engaging the front-office functions and the C-suite, giving us access to a broader buyer audience ATTRACTIVE AND ESTABLISHED CLIENT BASE Wealth Management Asset Management Corporate Issuers Capital Markets Operations Technology Product and Marketing C-Suite Compliance and Regulatory Digital and CX Our Clients Segments + + + +

The Broadridge brand leads in awareness and reputation – with key attributes of being trusted and proven

Broadridge Brand is Top of Mind in a Crowded Marketplace


Broadridge
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Highly associated with 5 of the most important drivers of choice

1. Provides value to my business
2. Is a trusted partner who always acts in my interest of my business
3. Takes ownership and responsibility for everything they do
4. Understands my business to identify the right opportunities and bring the best solutions
5. Has a proven reputation the market

Broadridge 2023 survey measuring unaided branded awareness of ~400 decision-making executives in financial services including C-suite, Board, and functional heads. Peers include Allvue, Donnelly Financial, Enfusion, Envestnet, FIS, IHS / S&P Global, SS&C, SEI, and State Street.

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98 The One Broadridge Advantage: Our value proposition is anchored around our clients’ needs We are trusted and transformative, with a unique ability to serve our clients, and the industry across their entire portfolio of needs Unparalleled expertise across governance, regulatory and global markets Connected network across investors, financial institutions and issuers Secure, resilient technology and infrastructure for efficient and compliant operations Insights and intelligence that comes from our unique vantage point in the industry Track record of investing in product development, acquisition and partnership Client-centered innovation by applying advanced technology DIFFERENTIATED VALUE PROPOSITION

“ 99 Mike Walsh Head of Capital Markets Société Générale We partner with Broadridge because their solutions, backed by extremely high service standards, help us drive efficiency and innovation in our business. Their global scale and deep industry expertise help us improve our operations, respond to market and regulatory changes on a global scale, and – most importantly – enable us to grow our business.” “

100 We make it easy for clients to do more with Broadridge Our established relationships help remove risk and friction from a complex and extended buying process Fully executed Master Services Agreements Completed information security and cybersecurity reviews Industry recognized attestations or certifications including ISO27001, SOC1 & SOC2, CSA STAR Level II, and others Existing connectivity and understanding of client systems and tech stacks Approved vendor or strategic provider designation from sourcing

101 Revenue grew by 32% across our top-20 clients DIFFERENTIATED VALUE PROPOSITION 27% Increase of product groups sold to our top-20 clients since 2019 32% Revenue growth for top-20 clients since 2019 2019 2020 2021 2022 2023

102 We continue to build on the strong equity of the Broadridge brand to drive demand and reinforce our market leadership DIFFERENTIATED VALUE PROPOSITION Leadership role in industry forums Modern demand generation and digital experience Proprietary research and thought leadership

103 SIGNIFICANT GROWTH OPPORTUNITY We have a significant opportunity to increase market share Governance $2.5B FY’23 Recurring Revenue $25B Addressable Market $965M FY’23 Recurring Revenue $24B Addressable Market $12B Addressable Market $560M FY’23 Recurring Revenue Capital Markets Wealth & IM

104 MIDDLE EAST INDIA POLAND CZECH ROMANIA AUSTRALIA UK NORDICS ITALY IRELAND BELGIUM GERMANY FRANCE SPAIN NETHERLANDS JAPAN HONG KONG SINGAPORE PHILIPPINES Accelerating our growth outside North America remains a key area of opportunity IMMENSE GROWTH OPPORTUNITY 24% FY’18–23 Recurring revenue CAGR We have strong momentum, an expanded set of capabilities, and presence in new markets 1300+ Clients 100+ Markets 1900+ Associates in EMEA and APAC 1. Excludes India 1

105 We are confident in capturing the opportunity with our proven go-to-market playbook 98% Client revenue retention rate Enabled by a carefully orchestrated playbook that reduces friction and enables multi-product long-term client relationships Broadridge Expertise Broadridge Relationship Management Model Proven brand and reputation Highest standard of care – NPS, advisory boards Deep industry engagement Consultative account-led approach IMMENSE GROWTH OPPORTUNITY Broadridge Capabilities Clients

106 We maintain a relentless focus on client satisfaction – a key element of our approach 90% of our clients have responded as Satisfied or Very Satisfied IMMENSE GROWTH OPPORTUNITY Data from Broadridge Annual Client Satisfaction Survey Process for years 2020-2023 Robust NPS program with an enterprise process to address and action feedback A breadth of client listening posts – Advisory Boards, Client User groups, Executive Exchange and Steering Committees Ongoing client governance with frequent operational reviews and strategic planning sessions Account Health Summaries that track client sentiment across top 85 largest accounts

107 Case study: relationship expansion and deepening with a top tier global bank 2020 2021 2022 2023 11% Average annual growth Global Proxy & SRD II Class Action Notifications Governance Services, Beneficial Proxy Managed Account Processing Transfer Agency ETF & Retirement Billing ETF Mutual Funds Regulatory Filing Virtual Meetings Advisor Compensation Securities Class Actions Professional Services Digital COE End-to-End Corporate Actions Managed Services for Wealth Tailored Shareholder Reports Wealth InFocus Funds InFocus Mortgaged Backed Securities International Wealth Data Mining & Archival Enhanced Corporate Actions Future Opportunities 2024 - 2026

108 Broadridge is extending and deepening our client franchise Attractive, established, and diversified client relationships across the globe Differentiated value proposition powered by our trusted brand, deep domain expertise, and proven capabilities Immense growth opportunity across segments and in global markets We are well positioned to capitalize on our immense market opportunity

“ 109 Harry Temkin Chief Digital Officer, DriveWealth “ It has been a phenomenal partnership. We couldn't be happier with the decision that we made to come back to Broadridge. And we look forward to this partnership over the many years to come and expect between the two of us to continue to grow both our businesses because of it.”

Presented by December 7, 2023 A financial model powering sustainable long-term growth with high returns Edmund Reese Chief Financial Officer

111 Broadridge’s financial model drives steady and consistent earnings Strong Free cash flow generation positions Broadridge for attractive capital return and investments High-return, growth- oriented investments that drive ROIC growth Positioned to deliver continued strong top and bottom-line growth over the next three years and beyond Broadridge is a compounding, top-quartile TSR business positioned for continued long-term growth

112 Broadridge’s strong business and financial model is positioned to drive sustainable, long-term growth Recurring Revenue Balanced Capital Allocation TSR Adjusted EPS 100% Free cash flow conversion and mid-to-high teen ROIC 7-9% Sustainable growth 8-12% Steady and consistent growth Top-Quartile TSR Winning formula for compounding FINANCIAL MODEL Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

113 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Jun-20 Jun-21 Jun-22 Jun-23 S&P500 BR Our steady and consistent earnings growth and capital return has resulted in a compounding TSR business… $0.72 $2.90 FY'13 FY'23 $1.88 $7.01 FY'13 FY'23 14% 10-year CAGR EARNINGS PER SHARE DIVIDENDS PER SHARE ANNUALIZED TOTAL SHAREHOLDER RETURN 2% Avg. Dividend Yield 22% 13% GAAP EPS $1.69 $5.30 Adjusted EPS (Non-GAAP) Note: Growth in constant currency. Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

...that has consistently delivered on its three-year objectives over multiple cycles

	CAGR		
	FY'14 – FY'17	FY'17 – FY'20	FY'20 – FY'23
Organic Recurring revenue growth[1]	5%	5%	8%
Recurring revenue growth	7%[2]	7%	11%[3]
Adj. Operating income margin expansion (bps/yr) (Non-GAAP)[3]	53[2]	80	77
Adj. earnings per share growth (Non-GAAP)[3, 4]	12%	12%[5]	12%

[1]Average Organic Recurring revenue growth per year
[2]Excluding the North American Customer Communications ("NACC") acquisition completed in 2016
[3]Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142
[4]Excluding the impact of the U.S. Tax Act Cuts and Jobs Act (Tax Act). As reported and including the Tax Act impact, Adjusted EPS growth CAGR was 17%

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115 The model begins with Recurring revenue growth which has grown in line with or above our three-year objectives for the last 10 years RECURRING REVENUE GROWTH 66% 9% 6% 9% 7% 6% 6% 10% 10% 16% 9% FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 RECURRING DISTRIBUTION EVENT-DRIVEN $6B FY’23 TOTAL REVENUE REVENUE COMPOSITION RECURRING REVENUE GROWTH Growth in constant currency $4B FY’23 Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

116 The biggest driver has been converting Closed sales to revenue – which has consistently contributed 6pts to Recurring revenue growth Note: In FY’17, Recurring revenue growth excludes $424MM from the acquisition of NACC. As reported in FY’17, recurring revenue rose 29% SALES CONTRIBUTION TO RECURRING REVENUE 7% 6% 6% 6% 6% 6% 6% 6% 6% 6% FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 9% 16% 10%10% 6%6% 7% 9%9% 6% Revenue from Closed sales Other Revenue RECURRING REVENUE GROWTH

117 The demand for our products is high and we have a long runway for growth… RECURRING REVENUE GROWTH Tech & Ops addressable market Third party spend BROADRIDGE CLOSED SALES +5% +8% Growth Rates +9% $225B $60B Source: McKinsey & Co. Closed sales represents CAGR from FY’14 to midpoint of FY’24 guidance

118 …driven by Closed sales growth replenishing our Revenue Backlog and providing visibility to future growth RECURRING REVENUE GROWTH FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 FY'24 Guidance $400M FY’23 RECURRING REVENUE BACKLOG …which represents 10% FY’23 RECURRING REVENUE CLOSED SALES PERFORMANCE ($M) $320M – $280M +9% CAGR

119 We continue to have strong retention across our client base RECURRING REVENUE GROWTH RECURRING REVENUE RETENTION RATE 97% 97% 98% 98% 97% 97% 98% 98% 98% 98% FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23

RECURRING REVENUE GROWTH | EARNINGS GROWTH | BALANCED CAPITAL ALLOCATION

Elevated position growth has increased the internal growth contribution from 2pts pre-COVID to 4pts. Moving forward, internal growth is expected to be 2-3pts

INTERNAL CONTRIBUTION TO RECURRING REVENUE GROWTH


Avg 2pts
Position Growth: 7%
Avg 4pts
Position Growth: 14%
2-3pts
4pts
1pt
1pt
2pts
2pts
1pt
1pt
3pts
5pts
4pts
FY'14
FY'15
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
FY'23
FY'24-FY'26 Est.

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121 The demand for our products and secular tailwinds supports organic Recurring revenue growth of 5-8% for FY’24-FY’26 RECURRING REVENUE GROWTH RECURRING REVENUE GROWTH DRIVERS Beginning Recurring revenue Closed Sales Client Losses Internal Growth Acquisitions Ending Recurring revenue 5-7pts (2)pts 2-3pts 0 -2pts 7-9% TOTAL RECURRING REVENUE GROWTH 5-8pts ORGANIC GROWTH

122 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 FY'24 Guidance EVENT-DRIVEN REVENUE 219 284 244 175 235 269 211 $ in millions $250M - $234M AVERAGE $230M We expect high quality event-driven revenue to be in line with the 7-year average. Over time, we expect event-driven revenue to grow in line with position growth RECURRING REVENUE GROWTH Est.

RECURRING REVENUE GROWTH | EARNINGS GROWTH | BALANCED CAPITAL ALLOCATION

Investments are a key part of our financial model. We invest in high return opportunities that enable us to sustain a high level of Recurring revenue growth

PAYOUT PERIOD

		Short Term	Medium Term	Long Term
	OPEX	Sales & Marketing Product Enhancement Client Retention	Gen AI Bond GPT	DLR
CAPITAL	Client Platform Investment		GPTM (e.g. ETD) Digital (e.g. InFocus) Wealth Management Modules	Wealth Management Modules
CAPITAL	CAPEX	Tailored Shareholder Reports	Storage	Storage Hosting/Cloud Migration

Revenue Generating / Quantifiable Return: Sales & Marketing, Product Enhancement, Client Retention, Gen AI, Bond GPT, DLR, GPTM (e.g. ETD), Digital (e.g. InFocus), Wealth Management Modules, Tailored Shareholder Reports
Infrastructure: Storage, Hosting/Cloud Migration

Broadridge Investor Day 2023 123

124 160 120 10 40 80 120 40 60 60 110 FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 19.8% FY'14 FY'23 AOI MARGIN EXPANSION HISTORY (bps; NON-GAAP) 50 bps Avg Annual Expansion Target 10 Year average Annual AOI margin expansion 80 bps Broadridge has a long history of being able to expand margins RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION Note: FY’17 excludes impact of NACC integration. Including NACC resulted in a reduction to margins by 350 bps. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142 16.4% 17.4% 17.3% 12.9% 13.8% 15.0% 13.8% 13.6% 13.3% 15.4%GAAP Margin

125 Core Expansion Interest Income 60 11050 AOI MARGIN EXPANSION (bps; NON-GAAP) Distribution 124 64 (30) 0 80 90 130 60 (10) (70) (30) FY'21 FY'22 FY'23 FY'24-FY'26 Est. (40) (70) 50 50+ bps Margin Expansion Reported margins are impacted by float income and distribution revenue, which have an immaterial impact to earnings. We continue to expect 50 basis points of core margin expansion RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION Note: Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142

126 Broadridge generates operating leverage through scale, higher- margin digital growth and cost efficiency, allowing us to fund growth investments while delivering margin expansion RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION Scale Digital Expense Mgt & Efficiency Investment Margin Expansion 50-70bps 20-30bps 10-20bps (40-60bps) 40-60bps

127 After an elevated investment phase, we expect to generate a ~100% Free cash flow conversion in FY’24-FY’26… RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION HIGH FREE CASH FLOW CONVERSION GOING FORWARD: ~100% FREE CASH FLOW CONVERSION FY’14-FY’26 FCF CONVERSION 112% 77% FY'14-FY'19 FY'20-FY'23 FY'24-FY'26 ELEVATED INVESTMENT PERIOD Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 135 – 142 Est.

128 …enabling us to stay committed to a dividend that grows in line with earnings… RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION 17% 29% 11% 10% 11% 33% 11% 6% 11% 13% 10% GROWTH IN ANNUAL DIVIDEND 45% Target dividend payout ratio 11 Out of 12 years with double-digit dividend increase 43% 46% 46% 47% 45% 45% 45% 45% 45% 45% 45% FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 FY'24 FY’14 – FY’24 ANNUAL DIVIDEND $0.84 $1.08 $1.32 $1.20 $1.46 $1.94 $2.16 $2.30 $2.56 $2.90 $3.20 Est. Note: Dividend payout ratio is calculated as total dividends paid as a percentage of the prior year’s Adjusted Net earnings. Dividend declaration subject to Board of Directors approval

129 …and balance investment for growth with capital return to shareholders RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION 55% 45% 20% 80% FY'09-FY'19 FY'20-FY'23 FY'24-FY'26 Dividends and Share Repurchases Organic and M&A BALANCED CAPITAL ALLOCATION ELEVATED INVESTMENT PERIOD GOING FORWARD: BALANCED CAPITAL ALLOCATION FY’14-FY’26 TOTAL CAPITAL DEPLOYED FY’14 ’19 Est. Note: Organic Investments include Net investments on new client platform capabilities, software purchases and capitalized internal use software

130 Our strong capital position and disciplined capital allocation is expected to continue to create value for shareholders… RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION $ in billions 1. Assumes ~100% Free cash flow conversion in FY24 - FY’26 2. Add’l Debt capacity assumes leverage target of 2.5x 3. Assumes a 45% dividend payout ratio as percentage of prior year’s Adjusted Net earnings. Dividend declaration subject to Board of Directors approval 1 2 3 $3.0 $3.0

131 Disciplined Capital allocation Growing returns on BTCS and Wealth Management 8-12% Earnings growth … and along with strong organic growth and payback on investment will drive a mid-to-high teen ROIC over the next three years RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION Note: Return on Invested Capital (ROIC) is calculated as NOPAT / Average Invested Capital Mid-to-High Teen ROIC FY’24-FY’26 Est.Elevated Investment Phase

132 We are reaffirming our full-year guidance for FY’24… FY’24 GUIDANCE UPDATES/CHANGES Recurring revenue growth constant currency (Non-GAAP) 6 - 9% No Change Adjusted Operating income margin (Non-GAAP) ~20% No Change Adjusted earnings per share growth (Non-GAAP) 8 - 12% No Change Closed sales $280M - $320M No Change

133 …and are setting new three-year growth objectives for FY’24 – FY’26, reflecting the strength and sustainability of the Broadridge financial model New 3yr Growth Objectives FY’24 – FY’26 (CAGR) Organic Recurring revenue growth 5-8% Recurring revenue growth constant currency (Non-GAAP) 7-9% Adjusted Operating Income Margin expansion (bps/year)(Non-GAAP) 50+ Adjusted Earnings per Share Growth (Non-GAAP) 8-12% Note: AOI margin expansion excludes impact of float and distribution revenue

December 7, 2023 Explanation of non-GAAP measures and reconciliation of GAAP to non-GAAP measures

135 Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non- GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Russia-Related Exit Costs, (vi) Investment Gains, (vii) Software Charge, (viii) Gain on Acquisition-Related Financial Instrument, (ix) Gain on Sale of a Joint Venture Investment, (x) Tax Act items, (xi) Gain on Sale of Securities (xii) Message Automation Limited (“MAL”) investment gain, (xiii) Restructuring Charges and (xiv) Discrete tax items. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses are comprised of two major components: Real Estate Realignment Expenses, and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. Investment Gains represent non-operating, non-cash gains on privately held investments. Russia-Related Exit Costs are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Gain on Sale of a Joint Venture Investment represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments. Loss (Gain) on Acquisition-Related Financial Instrument represents a non-operating loss (gain) on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company’s retirement plan obligations. The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017. Restructuring Charges represent severance costs associated with the Company’s initiative to streamline our management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas. Discrete tax items represent the release of a tax reserve related to the recognition of certain foreign tax credits.

136 Non-GAAP measures We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, Russia-Related Exit Costs, the Software Charge, Loss (Gain) on Acquisition-Related Financial Instrument, the Gain on Sale of a Joint Venture Investment, Restructuring Charges and Discrete tax items from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free cash flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	Year ended June 30, 2023	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Operating Income (GAAP)	$936.4	$759.9	$678.7	$624.9	$652.7	$598.1	$534.0	$502.3	$468.5	$418.3	$337.1
Adjustments:											
Amortization of Acquired Intangibles and Purchased Intellectual Property	214.4	250.2	153.7	122.9	87.4	81.4	72.6	31.8	25.3	22.6	21.8
Acquisition and Integration Costs	15.8	24.5	18.1	12.5	6.4	8.8	19.1	5.0	5.0	2.1	2.0
Restructuring Charges	20.4	—	—	—	—	—	—	—	—	—	20.2
IBM Private Cloud Charges	—	—	—	32.0	—	—	—	—	—	—	—
Real Estate Realignment and Covid-19 Related Expenses (a)	—	30.5	45.3	2.4	—	—	—	—	—	—	—
Russia-Related Exit Costs (b)	12.1	1.4	—	—	—	—	—	—	—	—	—
Software Charge	—	—	6.0	—	—	—	—	—	—	—	—
Adjusted Operating income (Non-GAAP)	**$1,199.1**	**$1,066.4**	**$901.8**	**$794.8**	**$746.5**	**$688.2**	**$625.7**	**$539.2**	**$498.8**	**$442.9**	**$381.0**
Operating income margin (GAAP)	15.4%	13.3%	13.6%	13.8%	15.0%	13.8%	12.9%	17.3%	17.4%	16.4%	13.9%
Adjusted Operating income margin (Non-GAAP)	19.8%	18.7%	18.1%	17.5%	17.1%	15.9%	15.1%	18.6%	18.5%	17.3%	15.7%

(a) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the years ended June 30, 2022, 2021, and 2020, respectively.

(b) Russia-Related Exit Costs were $10.9 million for the fiscal year ended June 30, 2023, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income. Russia-Related Exist Costs were $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

Broadridge

Investor Day 2023

137

Reconciliation of GAAP to Non-GAAP Measures

Dollars in millions, except per share amounts	Year ended June 30,										
	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Net earnings (GAAP)	$630.6	$539.1	$547.5	$462.5	$482.1	$427.9	$326.8	$307.5	$287.1	$263.0	$212.1
Adjustments:											
Amortization of Acquired Intangibles and Purchased Intellectual Property	214.4	250.2	153.7	122.9	87.4	81.4	72.6	31.8	25.3	22.6	21.8
Acquisition and Integration Costs	15.8	24.5	18.1	12.5	6.4	8.8	19.1	5.0	5.0	2.1	2.0
Restructuring Charges	20.4	—	—	—	—	—	—	—	—	—	20.2
IBM Private Cloud Charges	—	—	—	32.0	—	—	—	—	—	—	—
Real Estate Realignment and Covid-19 Related Expenses (a)	—	30.5	45.3	2.4	—	—	—	—	—	—	—
Russia-Related Exit Costs (b)	10.9	1.4	—	—	—	—	—	—	—	—	—
Software Charge	—	—	6.0	—	—	—	—	—	—	—	—
Investment Gains	—	(14.2)	(8.7)	—	—	—	—	—	—	—	—
Gain on Acquisition-Related Financial Instrument	—	—	(62.1)	—	—	—	—	—	—	—	—
Gain on Sale of a Joint Venture Investment	—	—	—	(6.5)	—	—	—	—	—	—	—
Gain on Sale of Securities	—	—	—	—	—	(5.5)	—	—	—	—	—
Taxable Adjustments	261.6	292.3	152.2	163.4	93.8	84.7	91.7	36.8	30.3	24.7	44.0
Tax Act items	—	—	—	—	—	15.4	—	—	—	—	—
MAL investment gain	—	—	—	—	—	—	(9.3)	—	—	—	—
Discrete tax items	—	—	—	—	—	—	—	—	—	—	(4.4)
Tax impact of adjustments (c)	(57.5)	(65.7)	(33.2)	(37.4)	(22.3)	(23.9)	(30.9)	(12.7)	(10.5)	(8.7)	(15.7)
Adjusted net earnings (Non-GAAP)	**$834.6**	**$765.7**	**$666.5**	**$588.5**	**$553.6**	**$504.1**	**$378.3**	**$331.7**	**$306.9**	**$279.0**	**$236.0**

(a) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the years ended June 30, 2022, 2021, and 2020, respectively.

(b) Russia-Related Exit Costs were $10.9 million for the fiscal year ended June 30, 2023, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income. Russia-Related Exist Costs were $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Calculated using the GAAP effective tax rate, adjusted to exclude $10.4 million, $18.1 million, $16.9 million, $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2023, 2022, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

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Investor Day 2023
138

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions, except per share amounts	Year ended June 30, 2023	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Diluted earnings per share (GAAP)	$5.30	$4.55	$4.65	$3.95	$4.06	$3.56	$2.70	$2.53	$2.32	$2.12	$1.69
Adjustments:											
Amortization of Acquired Intangibles and Purchased Intellectual Property	1.80	2.11	1.30	1.05	0.74	0.68	0.60	0.26	0.20	0.18	0.17
Acquisition and Integration Costs	0.13	0.21	0.15	0.11	0.05	0.07	0.16	0.04	0.04	0.02	0.02
Restructuring Charges	0.17	—	—	—	—	—	—	—	—	—	0.16
IBM Private Cloud Charges	—	—	—	0.27	—	—	—	—	—	—	—
Real Estate Realignment and Covid-19 Related Expenses (a)	—	0.26	0.38	0.02	—	—	—	—	—	—	—
Russia-Related Exit Costs	0.09	0.01	—	—	—	—	—	—	—	—	—
Software Charge	—	—	0.05	—	—	—	—	—	—	—	—
Investment Gains	—	(0.12)	(0.07)	—	—	—	—	—	—	—	—
Gain on Acquisition-Related Financial Instrument	—	—	(0.53)	—	—	—	—	—	—	—	—
Gain on Sale of a Joint Venture Investment	—	—	—	(0.06)	—	—	—	—	—	—	—
Gain on Sale of Securities	—	—	—	—	—	(0.05)	—	—	—	—	—
Taxable Adjustments	2.20	2.47	1.29	1.40	0.79	0.70	0.76	0.30	0.24	0.20	0.35
Tax Act items	—	—	—	—	—	0.13	—	—	—	—	—
MAL investment gain	—	—	—	—	—	—	(0.08)	—	—	—	—
Discrete tax items	—	—	—	—	—	—	—	—	—	—	(0.03)
Tax impact of adjustments (b)	(0.48)	(0.55)	(0.28)	(0.32)	(0.19)	(0.20)	(0.26)	(0.10)	(0.08)	(0.07)	(0.13)
Adjusted earnings per share (Non-GAAP)	**$7.01**	**$6.46**	**$5.66**	**$5.03**	**$4.66**	**$4.19**	**$3.13**	**$2.73**	**$2.47**	**$2.25**	**$1.88**

(a) Real Estate Realignment Expenses impacted Adjusted earnings per share by $0.19, $0.25, and $0.00 for the fiscal years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.06, $0.13, and $0.02 for the fiscal years ended June 30, 2022, 2021, and 2020, respectively.

(b) Calculated using the GAAP effective tax rate, adjusted to exclude $10.4 million, $18.1 million, $16.9 million, $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2023, 2022, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

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Investor Day 2023
139

140 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Fiscal Year Ended June 30, 2023 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 6% 11% 12% 9% 8% Impact of foreign currency exchange —% 1% —% —% —% Recurring revenue growth constant currency (Non-GAAP) 7% 12% 13% 10% 9% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 7% 2% 5% Impact of foreign currency exchange 4% 2% 3% Recurring revenue growth constant currency (Non-GAAP) 11% 4% 8% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 1% Recurring revenue growth constant currency (Non-GAAP) 9%

141 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Year ended June 30, Dollars in millions 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 Net cash flows from operating activities (GAAP) $823.3 $443.5 $640.1 $598.2 $617.0 $693.6 $515.9 $437.7 $431.4 $387.7 Capital expenditures and Software purchases and capitalized internal use software (75.2) (73.1) (100.7) (98.7) (72.6) (97.9) (113.7) (75.5) (66.0) (53.4) Proceeds from asset sales — — 18.0 — — — — — — — Free cash flow (Non-GAAP) $748.2 $370.4 $557.3 $499.5 $544.4 $595.7 $402.2 $362.2 $365.4 $334.3 Adjusted Net earnings (Non-GAAP) (a) $834.6 $765.7 $666.5 $588.5 $553.6 $504.1 $378.3 $331.7 $306.9 $279.0 Free cash flow conversion (Non-GAAP) (b) 90% 48% 84% 85% 98% 118% 106% 109% 119% 120% (a) Refer to slide 137 for a reconciliation of the Non-GAAP measure to the GAAP measure (b) Free cash flow conversion is calculated as free cash flow divided by adjusted net earnings for the given period

142 (a) Based on forward rates as of November 2023. (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the projected $225 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the projected $1.50 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs, and is calculated using diluted shares outstanding. Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2024 Guidance Fiscal Year 2024 FY24 Recurring revenue growth Impact of foreign currency exchange (a) 0.5% Recurring revenue growth constant currency – Non-GAAP 6-9% FY24 Adjusted Operating income margin (b) Operating income margin % – GAAP ~16% Adjusted Operating income margin % – Non-GAAP ~20% FY24 Adjusted earnings per share growth rate (c) Diluted Earnings per share – GAAP 15-20% growth Adjusted Earnings per share – Non-GAAP 8-12% growth (Unaudited)

December 7, 2023 Investor Relations Contacts W. Edings Thibault Edings.Thibault@broadridge.com Greg Faje Greg.Faje@broadridge.com Sean Silva Sean.Silva@broadridge.com